UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2020

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Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2020, Michael D. Gordon, notified the Boards of Directors of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”) of his intent to retire as a director, effective as of May 13, 2020, the anticipated date of the Company’s 2020 Annual Meeting of Shareholders. Mr. Gordon’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 28, 2020, Polly Diane Hoe, notified the Boards of Directors of the Company and the Bank of her intent to retire as a director, effective as of May 13, 2020, the anticipated date of the Company’s 2020 Annual Meeting of Shareholders. Ms. Hoe’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective February 28, 2020, in order to provide for an equal appointment of the members of the Board among the three classes of the Company’s Board, Charles M. Andola executed a waiver and consent to resign from the class of directors continuing in office until the Company’s 2023 Annual Meeting of Shareholders and to be immediately reappointed by the Board as a director continuing in office until the Company’s 2021 Annual Meeting of Shareholders.

Effective February 28, 2020, in order to provide for an equal appointment of the members of the Board among the three classes of the Company’s Board, Nancy F. Humphreys executed a waiver and consent to resign from the class of directors continuing in office until the Company’s 2023 Annual Meeting of Shareholders and to be immediately reappointed by the Board as a director continuing in office until the Company’s 2022 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: February 28, 2020	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer